UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6273

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	05/31/07

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
23	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Massachusetts
Municipal Money Market Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the six-month period from December 1, 2006, through May 31, 2007.

The U.S. economy continued to moderate during the reporting period as cooling housing markets took their toll on consumer and business spending. Labor markets, however, remained quite strong, and key measures of inflation have stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Our economists believe that the anemic rate of U.S. economic growth recorded in the first quarter of 2007 should be the weakest reading of the current midcycle slowdown, and economic growth is likely to recover eventually to a near-trend pace.

The likely implications of our economic outlook include a long pause in Fed policy, a modest drop in 10-year Treasury bond yields (and consequent rise in price) and, in the absence of an as-yet unforeseen event, persistently tight yield spreads along the money market spectrum. We expect these developments to produce both challenges and opportunities for fixed-income investors.As always, your financial advisor can help you position your investments for these trends.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2006, through May 31, 2007, as provided by Bill Vasiliou, Portfolio Manager

Market and Fund Performance Overview

Money market yields remained relatively stable over the reporting period in an environment characterized by slowing economic growth, persistent inflationary pressures and no change in monetary policy by the Federal Reserve Board (the “Fed”).

For the six-month period ended May 31, 2007, the fund produced an annualized yield of 3.03% .Taking into account the effects of compounding, the fund also produced an annualized effective yield of 3.07% .1

The Fund’s Investment Approach

The fund’s objective is to seek as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes.The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

When pursuing the fund’s objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, municipal money market obligations that provide income exempt from federal and Massachusetts state income taxes. Second, we actively manage the fund’s average maturity based on our anticipation of interest-rate trends and supply-and-demand changes in Massachusetts’s short-term municipal marketplace, while anticipating the liquidity needs of the fund.

For example, if we expect an increase in short-term supply, we may reduce the average maturity of the fund, which should better position

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the fund to purchase new securities with higher yields, if higher yields materialize.Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund’s weighted average maturity if purchased. If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain prevailing yields for as long as we deem appropriate. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends, liquidity needs and future supply-and-demand considerations.

Steady Fed Policy Has Supported Tax-Exempt Yields

After sixteen consecutive increases in short-term interest rates between June 2004 and June 2006, the Fed continued to maintain its target for the overnight federal funds rate at 5.25% throughout the reporting period. The Fed’s sustained pause reflected its desire to monitor the effects of its previous rate hikes on the economy and inflation before taking further action. With the Fed on hold, yields of tax-exempt money market instruments remained in a relatively tight trading range.

In the meantime, U.S. economic growth continued to moderate as housing markets softened. In the first quarter of 2007, the U.S. economy grew at an estimated annual rate of just 0.6%, its slowest pace in several years. Yet, inflation remained stubbornly above the Fed’s comfort zone, as a robust labor market put upward pressure on wages and rising food and energy costs pushed prices higher. In this environment of mixed economic data, investor sentiment shifted relatively frequently between a belief that the Fed was likely to begin reducing interest rates to avoid recession and expectations that the Fed would remain on the sidelines longer than expected to wring inflationary pressures out of the economy.

Despite reduced sales tax revenues stemming from a softer housing market, Massachusetts’ personal income tax revenues rose during the reporting period, reflecting the state’s diverse economic base. In addition, Massachusetts has made progress in reducing longstanding budgetary pressures. As a result, budget reserves have grown and the state’s credit rating has been stable.

4

Supply-and-Demand Forces Boosted Short-Term Yields

As short-term interest rates stabilized, tax-exempt money market yields traded within a relatively narrow range. However, at times during the reporting period, variable rate demand notes (“VRDNs”), on which yields are reset daily or weekly, provided higher yields than longer-term money market instruments. This relatively unusual phenomenon, known as an “inverted yield curve,” was primarily the result of supply-and-demand forces.

The narrow yield spreads resulted from strong investor demand and limited new-issue supply. It therefore made little sense for the fund to invest in one-year municipal notes. Instead, we focused primarily on tax-exempt variable-rate demand notes. We complemented the fund’s floating rate holdings with tax-exempt commercial paper, municipal notes and seasoned municipal bonds with maturities between three and nine months. This strategy produced a slightly longer-than-average weighted average maturity as well as a “laddered” portfolio, in which maturities are staggered to protect the fund’s yield while ensuring that cash remains available for redemptions and new investments.

Fund Remains Positioned for an Unchanged Fed Policy

After its meeting in May 2007, the Fed commented that its “predominant policy concern remains the risk that inflation will fail to moderate as expected.” These remarks, together with mixed economic and inflation data, suggest to us that the Fed is unlikely to adjust short-term interest rates anytime soon.We therefore intend to maintain the fund’s laddered strategy and slightly long weighted average maturity until we see evidence that the Fed is ready to alter its monetary policy one way or the other.

June 15, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Massachusetts Municipal Money Market Fund from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.32
Ending value (after expenses)	$1,015.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.33
Ending value (after expenses)	$1,021.64

† Expenses are equal to the fund’s annualized expense ratio of .66%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
May 31, 2007 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—102.7%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—102.5%
Athol Royalston Regional School
District, State Qualified BAN	5.00	6/14/07	1,000,000	1,000,412
Dennis-Yarmouth Regional School
District, GO Notes, BAN	4.00	7/17/07	1,477,507	1,478,384
Gloucester,
GO Notes, BAN	4.25	9/21/07	1,000,000	1,001,554
Haverhill,
BAN	4.50	11/9/07	1,000,000	1,004,043
Haverhill,
GO Notes (Insured; FGIC)	6.00	6/15/07	315,000	315,274
Holyoke,
GO Notes, Refunding
(Insured; FSA)	6.00	6/15/07	400,000	400,361
Lawrence,
School BAN	4.25	12/21/07	1,750,000	1,756,383
Lehman Municipal Trust Receipts
(Massachusetts, GO) (Liquidity
Facility; Lehman Liquidity
Corporation)	3.85	6/7/07	3,000,000 [a,b]	3,000,000
Leominster,
GO Notes, BAN	4.00	11/8/07	2,957,200	2,960,852
Macon Trust Various Certificates
(Massachusetts Health and
Educational Facilities
Authority—Harvard Vanguard
Medical Associates Issue)
(Liquidity Facility; Bank of America
and LOC; Bank of America)	3.83	6/7/07	4,250,000 [a,b]	4,250,000
Massachusetts,
Consolidated Loan	5.75	10/1/07	250,000	251,691
Massachusetts,
CP (LOC; Facility; JPMorgan
Chase Bank)	3.67	6/5/07	5,000,000	5,000,000
Massachusetts,
GO Notes, Refunding	5.00	8/1/07	400,000	400,865
Massachusetts,
GO Notes, Refunding
(Insured; FGIC)	5.00	11/1/07	300,000	301,182
Massachusetts Bay Transportation
Authority, General
Transportation System	5.50	3/1/08	1,000,000	1,013,185

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Bay Transportation
Authority, General Transportation
System (Liquidity Facility;
Landesbank Baden-Wurttemberg)	3.81	6/7/07	1,100,000 [a]	1,100,000
Massachusetts Development Finance
Agency, Education Revenue (The
Tabor Academy Issue) (LOC;
Citizens Bank of Massachusetts)	3.79	6/7/07	3,000,000 [a]	3,000,000
Massachusetts Development Finance
Agency, IDR (Ocean Spray
Cranberries, Inc. Project)
(LOC; Wachovia Bank)	3.82	6/7/07	200,000 [a]	200,000
Massachusetts Development Finance
Agency, MFHR (Georgetown
Village Apartments Project)
(Insured; FNMA)	3.84	6/7/07	5,930,000 [a]	5,930,000
Massachusetts Development Finance
Agency, Revenue (Alliance
Health of Massachusetts
Project) (LOC; PNC Bank)	3.81	6/7/07	3,500,000 [a]	3,500,000
Massachusetts Development Finance
Agency, Revenue (Beaver
Country Day School Issue)
(LOC; Allied Irish Banks)	3.79	6/7/07	2,000,000 [a]	2,000,000
Massachusetts Development
Finance Agency, Revenue
(Catania-Spagna Issue)
(LOC; Lloyds TSB Bank PLC)	3.84	6/7/07	2,565,000 [a]	2,565,000
Massachusetts Development Finance
Agency, Revenue (Dexter School
Project) (Insured; MBIA and
Liquidity Facility; Wachovia Bank)	3.79	6/7/07	3,885,000 [a]	3,885,000
Massachusetts Development Finance
Agency, Revenue (ECM Plastic
Issue) (LOC; PNC Bank)	3.86	6/7/07	2,190,000 [a]	2,190,000
Massachusetts Development Finance
Agency, Revenue (Fessenden School
Issue) (LOC; Bank of America)	3.81	6/7/07	4,000,000 [a]	4,000,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development
Finance Agency, Revenue
(FIBA Technologies Issue)
(LOC; Comerica Bank)	3.84	6/7/07	1,565,000 [a]	1,565,000
Massachusetts Development Finance
Agency, Revenue (JHC Assisted
Living Corporation Issue)
(LOC; TD Banknorth, N.A.)	3.82	6/7/07	5,205,000 [a]	5,205,000
Massachusetts Development
Finance Agency, Revenue
(Lesley University Issue)
(LOC; Bank of America)	3.81	6/7/07	3,000,000 [a]	3,000,000
Massachusetts Development
Finance Agency, Revenue
(Suffolk University Issue)
(Insured; Radian Bank and
Liquidity Facility: Bank of
America and State Street
Bank and Trust Co.)	3.84	6/7/07	7,300,000 [a]	7,300,000
Massachusetts Development Finance
Agency, Revenue (The Young
Mens’s Christian Association
of Greater Worcester Issue)
(LOC; TD Banknorth, N.A.)	3.81	6/7/07	6,250,000 [a]	6,250,000
Massachusetts Development Finance
Agency, Revenue (Walnut Hill
School Issue) (LOC; Citizens
Bank of Massachusetts)	3.79	6/7/07	610,000 [a]	610,000
Massachusetts Development Finance
Agency, Revenue (Wentworth
Institute of Technology, Inc.
Issue) (Insured; Radian Bank
and Liquidity Facility; Bank
of America)	3.84	6/7/07	4,700,000 [a]	4,700,000
Massachusetts Development Finance
Agency, Revenue (YMCA of
the North Shore Project)
(LOC; Key Bank)	3.79	6/7/07	1,000,000 [a]	1,000,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Development Finance
Authority, Multifamily Revenue
(Kennedy Lofts Project)
(Liquidity Facility; Merrill
Lynch Capital Services and
LOC; Merrill Lynch and Co. Inc.)	3.87	6/7/07	11,440,000	[a,b]	11,440,000
Massachusetts Development Finance
Authority, Multifamily Revenue
(Seth I Apartments Project)
(Liquidity Facility; Merrill
Lynch Capital Services and
LOC; Merrill Lynch and Co. Inc.)	3.87	6/7/07	12,570,000	[a,b]	12,570,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Great
Brook Valley Health Center)
(LOC; TD Banknorth, N.A.)	3.78	6/7/07	2,600,000	[a]	2,600,000
Massachusetts Housing Finance
Agency, SFHR Notes	4.00	12/1/07	1,500,000		1,501,652
Massachusetts Industrial Finance
Agency, Industrial Revenue
(Mercer Paper Tube Corporation
Issue) (LOC; JPMorgan Chase Bank)	3.88	6/7/07	1,250,000	[a]	1,250,000
Massachusetts Industrial Finance
Agency, Revenue (Barker Steel
Company Issue) (LOC; Citizens
Bank of Massachusetts)	4.06	6/7/07	900,000	[a]	900,000
Massachusetts Industrial Finance
Agency, Revenue (Heritage at
Hingham Issue) (Liquidity
Facility; FNMA and LOC; FNMA)	3.84	6/7/07	6,760,000	[a]	6,760,000
Massachusetts Industrial Finance
Agency, Revenue (Hi-Tech
Mold and Tool, Inc. Issue)
(LOC; SunTrust Bank)	3.83	6/7/07	875,000	[a]	875,000
Massachusetts Industrial Finance
Agency, Revenue (Peterson
American Corporation Project)
(LOC; Bank One)	4.13	6/7/07	900,000	[a]	900,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Port Authority,
Special Facilities Revenue
(Delta Air Lines, Inc.
Project) (Insured; AMBAC and
Liquidity Facility; Citibank NA)	3.88	6/7/07	7,495,000 [a,b]	7,495,000
Massachusetts Port Authority,
Special Facilities Revenue
(Delta Air Lines, Inc.
Project) (Insured; AMBAC and
Liquidity Facility; Citibank NA)	3.88	6/7/07	7,495,000 [a,b]	7,495,000
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.25	8/1/07	100,000	100,271
Massachusetts Water Pollution
Abatement Trust, Water
Pollution Abatement Revenue
(MWRA Loan Program)	5.00	8/1/07	100,000	100,193
Massachusetts Water Resources
Authority, General Revenue,
Refunding (Insured; FSA and
Liquidity Facility; Morgan
Stanley Bank)	3.88	6/7/07	2,500,000 [a,b,c]	2,500,000
Mendon-Upton Regional School
District, GO Notes (Insured; FGIC)	6.00	6/1/07	150,000	150,000
North Reading,
GO Notes, BAN	3.70	9/21/07	4,280,000	4,280,629
North Reading,
GO Notes, BAN	4.25	9/21/07	1,000,000	1,001,554
Norton,
GO Notes, BAN	4.00	10/2/07	5,000,000	5,003,743
Pembroke,
GO Notes (Insured; MBIA)	5.00	8/1/07	538,000	539,092
Plymouth,
GO Notes, BAN	4.00	7/26/07	5,060,000	5,061,718
Rail Connections, Inc.,
Revenue (Route 128
Parking Garage)	5.13	7/1/07	100,000 [d]	100,125
Sharon,
BAN	4.75	8/30/07	3,000,000	3,007,747

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Shrewsbury,
GO Notes, BAN	4.00	11/21/07	2,040,000	2,042,409
Springfield,
GO Notes (State Qualified
Municipal Purpose Loan)
(Insured; FSA)	4.50	6/15/07	1,800,000	1,800,571
West Springfield,
GO Notes BAN	4.25	8/1/07	1,000,000	1,000,906
U.S. Related—.2%
Puerto Rico Municipal Finance
Agency, GO Notes, Refunding	5.50	8/1/07	250,000	250,699

Total Investments (cost $162,860,495)			102.7%	162,860,495
Liabilities, Less Cash and Receivables			(2.7%)	(4,304,265)
Net Assets			100.0%	158,556,230

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities amounted to $48,750,000 or 30.7% of net assets.
[c] Purchased on a delayed delivery basis.
[d] This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

12

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+,F1	VMIG1,MIG1,P1	SP1+,SP1,A1+,A1	86.6
AAA,AA,A [e]	Aaa,Aa,A [e]	AAA,AA,A [e]	3.5
Not Rated [f]	Not Rated [f]	Not Rated [f]	9.9
			100.0

†	Based on total investments.
[e]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	162,860,495	162,860,495
Receivable for investment securities sold		2,301,210
Interest receivable		1,457,406
Prepaid expenses		14,996
		166,634,107

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		75,101
Cash overdraft due to Custodian		4,873,174
Payable for investment securities purchased		2,817,604
Payable for shares of Beneficial Interest redeemed		237,655
Accrued expenses		74,343
		8,077,877

Net Assets ($)		158,556,230

Composition of Net Assets ($):
Paid-in capital		158,556,245
Accumulated net realized gain (loss) on investments		(15)

Net Assets ($)		158,556,230

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		158,574,982
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2007 (Unaudited)

Investment Income ($):
Interest Income	3,016,452
Expenses:
Management fee—Note 2(a)	408,343
Shareholder servicing costs—Note 2(b)	54,370
Professional fees	28,161
Prospectus and shareholders’ reports	20,167
Registration fees	8,802
Custodian fees	8,119
Trustees’ fees and expenses—Note 2(c)	5,178
Miscellaneous	9,364
Total Expenses	542,504
Investment Income—Net	2,473,948

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	71
Net Increase in Net Assets Resulting from Operations	2,474,019

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2007	Year Ended
	(Unaudited)	November 30, 2006

Operations ($):
Investment income—net	2,473,948	4,300,260
Net realized gain (loss) on investments	71	(86)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,474,019	4,300,174

Dividends to Shareholders from ($):
Investment income—net	(2,473,948)	(4,300,668)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	159,005,084	405,906,673
Dividends reinvested	1,330,127	2,260,876
Cost of shares redeemed	(164,088,911)	(403,673,981)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(3,753,700)	4,493,568
Total Increase (Decrease) in Net Assets	(3,753,629)	4,493,074

Net Assets ($):
Beginning of Period	162,309,859	157,816,785
End of Period	158,556,230	162,309,859

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Ten Months
Six Months Ended		Year Ended	Ended
May 31, 2007		November 30,	November 30,		Year Ended January 31,

	(Unaudited)	2006	2005[a]	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.015	.028	.015	.006	.005	.009	.022
Distributions:
Dividends from
investment income—net	(.015)	(.028)	(.015)	(.006)	(.005)	(.009)	(.022)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.05[b]	2.79	1.82[b]	.65	.48	.88	2.20

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.66[b]	.65	.65[b]	.65	.62	.60	.58
Ratio of net expenses
to average net assets	.66[b]	.65	.65[b]	.65	.62	.60	.58
Ratio of net investment
income to average
net assets	3.03[b]	2.75	1.81[b]	.62	.48	.88	2.15

Net Assets, end of period
($ x 1,000)	158,556	162,310	157,817	137,292	188,232	223,456	276,985

[a] The fund has changed its fiscal year end from January 31 to November 30.
[b] Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective June 30, 2007, the Distributor will be known as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally

20

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $86 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2006. If not applied, the carryover expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2006 were all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At May 31,2007,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2007, the fund was charged $39,834 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2007, the fund was charged $10,525 pursuant to the transfer agency agreement.

During the period ended May 31, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $67,953, chief compliance officer fees $3,748 and transfer agency per account fees $3,400.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

22

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on May 8, 2007, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2007, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities, as well as the Manager’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of February 28, 2007. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual and actual management fees were higher than the respective Expense Group medians.The Board also noted that the fund’s total expense ratio was approximately equal to the Expense Group median and one basis point higher than the Expense Universe median.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended February 28, 2007, and placed significant emphasis on comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper.The Board noted that the fund’s total returns were at or no more than two basis points less than the Performance Group median for each reported time period up to 10 years, and lower than the Performance Universe median for each reported time period up to 10 years. The Board noted the narrow spread in performance among the Performance Group and Performance Universe funds. The Board also considered the portfolio manager’s presentation which noted that some of the Performance Group funds,unlike the fund,invest in securities that are not Massachusetts municipal securities, including “out-of-state” issues and taxable repurchase agreement transactions.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates that is reported in the same Lipper category as the fund (the “Similar Fund”), and explained the

24

nature of the Similar Fund and any differences, from the Manager’s perspective, in providing services to the Similar Fund as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund, to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the fund’s performance was generally below median, the Board noted the narrow spread in performance among the Performance Group and Performance Universe funds and that cer- tain of the Performance Group funds invest in securities that are not Massachusetts municipal securities.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
26

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

Ticker Symbol: DMAXX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)